Rule 497(e)

File No. 333-146827

Innovator ETFs® Trust

(the “Trust”)

Innovator Uncapped Bitcoin 20 Floor ETF®– Quarterly

(the “Fund”)

Supplement to the Fund’s Prospectus
Dated February 6, 2025

October 1, 2025

As described in detail in the Fund’s prospectus, the Fund participates in a percentage of gains of the Bitcoin Price (the “Participation Rate”) over an approximately three-month period (the “Outcome Period”). The prior Outcome Period ended on September 30, 2025, and the Fund has commenced a new Outcome Period that began on October 1, 2025 and will end on December 31, 2025. For the new Outcome Period, the Bitcoin Reference Asset is the Bitcoin ETP Index. An investment in the Fund over the course of the Outcome Period will be subject to the Participation Rate as set forth in the table below.

Fund Name	Ticker	Participation Rate
Innovator Uncapped Bitcoin 20 Floor ETF® – Quarterly	QBF	71.00%*

* Prior to taking into account management fees and other fees.

In connection with onset of the new Outcome Period, the Fund’s prospectus is amended as set forth below:

1.	All references to the dates associated with the prior Outcome Period are deleted in their entirety and replaced with references to new Outcome Period: October 1, 2025 through December 31, 2025.

2.	All references to the Participation Rate for the prior Outcome Period are deleted in their entirety and replaced with the corresponding Participation Rate set forth in the table above.

Please Keep This Supplement With Your Prospectus For Future Reference